Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended September 30, 2024
– Quarterly GAAP Earnings of $0.23 and Distributable Earnings (DE) of $0.48 per Diluted Share –
– Originated or Acquired $2.1 Billion of Assets in the Quarter and $3.5 Billion Year-To-Date –
– Received Repayments of $1.6 Billion in the Quarter and $3.7 Billion Year-To-Date –
– Raised $800 Million of Capital Bringing Liquidity to a Record $1.8 Billion –
– Undepreciated Book Value Per Share of $20.22 –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., November 6, 2024 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2024. The Company’s third quarter 2024 GAAP net income was $76.1 million, inclusive of a $66.4 million credit loss provision, and Distributable Earnings (a non-GAAP financial measure) was $159.0 million.

“STWD’s differentiated multi-cylinder business model, created exactly to help us weather storms, has served us well. To date, we are the only company in the United States categorized as a commercial mortgage REIT that did not reduce its dividend, either in the pandemic or because of the Fed’s rapid increase in rates. While we remain among the dominant large real estate loan lenders in the nation, our commercial lending book is roughly 60% of our total assets today. Our other cylinders, particularly infrastructure lending, conduit and special servicing, have contributed an increasing share to our performance. We also used this period to significantly reduce our leverage, which is a full turn or more below many of our peers. Like most of our peers, we have had, and are likely to continue to have, restructurings in our loan book as the cycle moves on, but it is gratifying that knowing this, we are still able to move to full offense again,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“After successfully accessing the equity and debt markets for the third time this year, which were met with record demand, we have $1.8 billion of liquidity, our highest level ever, and a leverage ratio of just 2.1x. We invested over $2.0 billion in the quarter, our highest volume since the Fed began raising rates in 2022. With record liquidity and a robust pipeline, along with additional access to capital via our $4.6 billion of unencumbered assets and over $4.00 per share of unrealized gains in our property book, we are well positioned to increase our investment pace as transaction volumes return to the real estate markets,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Wednesday, November 6, 2024, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13742861
The playback can be accessed through November 20, 2024.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of September 30, 2024, the Company has successfully deployed over $100 billion of capital since inception and manages a portfolio of $26 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$349,589	$63,910	$—	$5,258	$—	$418,757	$—	$418,757
Interest income from investment securities	29,392	123	—	24,882	—	54,397	(37,170)	17,227
Servicing fees	109	—	—	15,448	—	15,557	(3,730)	11,827
Rental income	4,267	—	16,352	5,360	—	25,979	—	25,979
Other revenues	2,149	1,410	212	1,338	641	5,750	—	5,750
Total revenues	385,506	65,443	16,564	52,286	641	520,440	(40,900)	479,540
Costs and expenses:
Management fees	185	—	—	—	27,254	27,439	—	27,439
Interest expense	209,464	38,381	10,375	10,160	69,687	338,067	(208)	337,859
General and administrative	14,430	4,440	1,236	24,249	3,699	48,054	—	48,054
Costs of rental operations	3,140	—	6,057	2,936	—	12,133	—	12,133
Depreciation and amortization	2,264	14	5,914	1,745	251	10,188	—	10,188
Credit loss provision, net	65,021	1,406	—	—	—	66,427	—	66,427
Other expense	15	175	—	285	—	475	—	475
Total costs and expenses	294,519	44,416	23,582	39,375	100,891	502,783	(208)	502,575
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	16,570	16,570
Change in fair value of servicing rights	—	—	—	975	—	975	(1,316)	(341)
Change in fair value of investment securities, net	2,913	—	—	(29,277)	—	(26,364)	25,586	(778)
Change in fair value of mortgage loans, net	95,747	—	—	19,124	—	114,871	—	114,871
Loss from affordable housing fund investments	—	—	(5,590)	—	—	(5,590)	—	(5,590)
Earnings (loss) from unconsolidated entities	1,277	(963)	—	183	—	497	(148)	349
Gain on sale of investments and other assets, net	—	—	—	8,316	—	8,316	—	8,316
(Loss) gain on derivative financial instruments, net	(108,436)	(104)	(546)	(3,592)	28,737	(83,941)	—	(83,941)
Foreign currency gain (loss), net	58,930	546	(55)	—	—	59,421	—	59,421
Loss on extinguishment of debt	(142)	—	—	(100)	—	(242)	—	(242)
Other (loss) income, net	(2,146)	—	(879)	44	—	(2,981)	—	(2,981)
Total other income (loss)	48,143	(521)	(7,070)	(4,327)	28,737	64,962	40,692	105,654
Income (loss) before income taxes	139,130	20,506	(14,088)	8,584	(71,513)	82,619	—	82,619
Income tax (provision) benefit	(7,422)	156	—	(3,183)	—	(10,449)	—	(10,449)
Net income (loss)	131,708	20,662	(14,088)	5,401	(71,513)	72,170	—	72,170
Net (income) loss attributable to non-controlling interests	(3)	—	(3,148)	7,049	—	3,898	—	3,898
Net income (loss) attributable to Starwood Property Trust, Inc.	$131,705	$20,662	$(17,236)	$12,450	$(71,513)	$76,068	$—	$76,068

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended September 30, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$131,705	$20,662	$(17,236)	$12,450	$(71,513)	$76,068
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,659	—	—	4,659
Non-controlling interests attributable to unrealized gains/losses	—	—	(5,065)	(13,975)	—	(19,040)
Non-cash equity compensation expense	2,582	521	103	1,624	5,958	10,788
Management incentive fee	—	—	—	—	—	—
Depreciation and amortization	2,409	5	6,004	1,839	—	10,257
Interest income adjustment for securities	4,943	—	—	8,342	—	13,285
Consolidated income tax provision (benefit) associated with fair value adjustments	7,422	(156)	—	3,183	—	10,449
Other non-cash items	3	—	282	(471)	—	(186)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(95,747)	—	—	(19,124)	—	(114,871)
Credit loss provision, net	65,021	1,406	—	—	—	66,427
Securities	(2,913)	—	—	29,277	—	26,364
Woodstar Fund investments	—	—	5,590	—	—	5,590
Derivatives	108,436	104	546	3,592	(28,737)	83,941
Foreign currency	(58,930)	(546)	55	—	—	(59,421)
(Earnings) loss from unconsolidated entities	(1,277)	963	—	(183)	—	(497)
Sales of properties	—	—	—	(8,316)	—	(8,316)
Recognition of Distributable realized gains / (losses) on:
Loans	(1,551)	—	—	19,841	—	18,290
Securities	(10)	—	—	817	—	807
Woodstar Fund investments	—	—	19,043	—	—	19,043
Derivatives	30,099	85	(129)	(4,354)	(11,425)	14,276
Foreign currency	(3,534)	67	(55)	—	—	(3,522)
Earnings (loss) from unconsolidated entities	1,278	(297)	—	350	—	1,331
Sales of properties	—	—	—	3,237	—	3,237
Distributable Earnings (Loss)	$189,936	$22,814	$13,797	$38,129	$(105,717)	$158,959
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.57	$0.07	$0.04	$0.12	$(0.32)	$0.48

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,102,810	$194,526	$—	$12,345	$—	$1,309,681	$—	$1,309,681
Interest income from investment securities	90,170	391	—	70,663	—	161,224	(108,791)	52,433
Servicing fees	361	—	—	48,512	—	48,873	(11,324)	37,549
Rental income	11,819	—	52,863	15,603	—	80,285	—	80,285
Other revenues	4,455	2,690	574	2,836	1,951	12,506	—	12,506
Total revenues	1,209,615	197,607	53,437	149,959	1,951	1,612,569	(120,115)	1,492,454
Costs and expenses:
Management fees	569	—	—	—	103,401	103,970	—	103,970
Interest expense	662,124	115,229	35,325	26,952	199,200	1,038,830	(626)	1,038,204
General and administrative	49,003	14,625	3,701	71,407	11,063	149,799	—	149,799
Costs of rental operations	8,577	—	17,309	8,661	—	34,547	—	34,547
Depreciation and amortization	6,349	43	17,695	5,289	754	30,130	—	30,130
Credit loss provision, net	142,993	1,982	—	—	—	144,975	—	144,975
Other expense	771	175	35	453	—	1,434	—	1,434
Total costs and expenses	870,386	132,054	74,065	112,762	314,418	1,503,685	(626)	1,503,059
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	43,836	43,836
Change in fair value of servicing rights	—	—	—	(1,521)	—	(1,521)	2,303	782
Change in fair value of investment securities, net	(4,352)	—	—	(69,445)	—	(73,797)	74,301	504
Change in fair value of mortgage loans, net	102,781	—	—	47,498	—	150,279	—	150,279
Income from affordable housing fund investments	—	—	10,304	—	—	10,304	—	10,304
Earnings (loss) from unconsolidated entities	10,293	(694)	—	1,046	—	10,645	(951)	9,694
(Loss) gain on sale of investments and other assets, net	(41)	—	92,003	8,316	—	100,278	—	100,278
Gain on derivative financial instruments, net	11,636	59	1,442	129	5,718	18,984	—	18,984
Foreign currency gain (loss), net	23,970	479	(13)	—	—	24,436	—	24,436
Gain (loss) on extinguishment of debt	173	(620)	(2,254)	(100)	—	(2,801)	—	(2,801)
Other (loss) income, net	(7,337)	40	(1,156)	50	—	(8,403)	—	(8,403)
Total other income (loss)	137,123	(736)	100,326	(14,027)	5,718	228,404	119,489	347,893
Income (loss) before income taxes	476,352	64,817	79,698	23,170	(306,749)	337,288	—	337,288
Income tax (provision) benefit	(18,930)	414	—	(9,017)	—	(27,533)	—	(27,533)
Net income (loss)	457,422	65,231	79,698	14,153	(306,749)	309,755	—	309,755
Net (income) loss attributable to non-controlling interests	(10)	—	(15,010)	13,555	—	(1,465)	—	(1,465)
Net income (loss) attributable to Starwood Property Trust, Inc.	$457,412	$65,231	$64,688	$27,708	$(306,749)	$308,290	$—	$308,290

Reconciliation of Net Income to Distributable Earnings
For the nine months ended September 30, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$457,412	$65,231	$64,688	$27,708	$(306,749)	$308,290
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	13,978	—	—	13,978
Non-controlling interests attributable to unrealized gains/losses	—	—	(9,028)	(25,498)	—	(34,526)
Non-cash equity compensation expense	7,320	1,485	288	4,797	17,612	31,502
Management incentive fee	—	—	—	—	22,593	22,593
Depreciation and amortization	6,793	15	17,955	5,570	—	30,333
Interest income adjustment for securities	15,891	—	—	25,603	—	41,494
Consolidated income tax provision (benefit} associated with fair value adjustments	18,930	(414)	—	9,017	—	27,533
Other non-cash items	10	—	834	(823)	—	21
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(102,781)	—	—	(47,498)	—	(150,279)
Credit loss provision, net	142,993	1,982	—	—	—	144,975
Securities	4,352	—	—	69,445	—	73,797
Woodstar Fund investments	—	—	(10,304)	—	—	(10,304)
Derivatives	(11,636)	(59)	(1,442)	(129)	(5,718)	(18,984)
Foreign currency	(23,970)	(479)	13	—	—	(24,436)
(Earnings) loss from unconsolidated entities	(10,293)	694	—	(1,046)	—	(10,645)
Sales of properties	—	—	(92,003)	(8,316)	—	(100,319)
Recognition of Distributable realized gains / (losses) on:
Loans	(4,949)	—	—	47,261	—	42,312
Realized credit loss	—	(1,546)	—	—	—	(1,546)
Securities	(9,302)	—	—	(37,078)	—	(46,380)
Woodstar Fund investments	—	—	54,246	—	—	54,246
Derivatives	101,184	269	8,694	1,019	(31,750)	79,416
Foreign currency	(12,209)	55	(13)	—	—	(12,167)
Earnings (loss) from unconsolidated entities	4,272	(326)	—	1,033	—	4,979
Sales of properties	—	—	39,150	3,237	—	42,387
Distributable Earnings (Loss)	$584,017	$66,907	$87,056	$74,302	$(304,012)	$508,270
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.78	$0.20	$0.26	$0.23	$(0.92)	$1.55

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$11,235	$174,581	$35,527	$13,692	$122,818	$357,853	$—	$357,853
Restricted cash	93,839	19,825	1,057	4,627	32,935	152,283	—	152,283
Loans held-for-investment, net	13,713,603	2,415,162	—	—	—	16,128,765	—	16,128,765
Loans held-for-sale	2,540,411	—	—	232,968	—	2,773,379	—	2,773,379
Investment securities	1,094,588	17,275	—	1,189,930	—	2,301,793	(1,585,991)	715,802
Properties, net	476,951	—	659,351	58,288	—	1,194,590	—	1,194,590
Investments of consolidated affordable housing fund	—	—	1,984,822	—	—	1,984,822	—	1,984,822
Investments in unconsolidated entities	26,407	51,997	—	27,270	—	105,674	(14,665)	91,009
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	11,373	—	22,770	61,577	—	95,720	(35,561)	60,159
Derivative assets	67,220	—	544	1,799	5,076	74,639	—	74,639
Accrued interest receivable	179,174	16,572	224	964	212	197,146	—	197,146
Other assets	150,882	7,247	52,816	8,646	73,571	293,162	—	293,162
VIE assets, at fair value	—	—	—	—	—	—	39,950,395	39,950,395
Total Assets	$18,365,683	$2,822,068	$2,757,111	$1,740,198	$234,612	$25,919,672	$38,314,178	$64,233,850
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$184,956	$63,422	$12,584	$44,583	$89,689	$395,234	$—	$395,234
Related-party payable	—	—	—	—	25,542	25,542	—	25,542
Dividends payable	—	—	—	—	163,669	163,669	—	163,669
Derivative liabilities	90,530	—	—	69	27,562	118,161	—	118,161
Secured financing agreements, net	8,628,342	796,183	479,138	639,323	1,332,072	11,875,058	(20,440)	11,854,618
Collateralized loan obligations and single asset securitization, net	2,163,968	1,138,281	—	—	—	3,302,249	—	3,302,249
Unsecured senior notes, net	—	—	—	—	2,757,146	2,757,146	—	2,757,146
VIE liabilities, at fair value	—	—	—	—	—	—	38,334,618	38,334,618
Total Liabilities	11,067,796	1,997,886	491,722	683,975	4,395,680	18,637,059	38,314,178	56,951,237
Temporary Equity: Redeemable non-controlling interests	—	—	410,799	—	—	410,799	—	410,799
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,447	3,447	—	3,447
Additional paid-in capital	1,309,195	586,273	(391,883)	(652,611)	5,460,889	6,311,863	—	6,311,863
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,972,318	237,909	2,039,228	1,584,106	(9,487,382)	346,179	—	346,179
Accumulated other comprehensive income	16,256	—	—	—	—	16,256	—	16,256
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,297,769	824,182	1,647,345	931,495	(4,161,068)	6,539,723	—	6,539,723
Non-controlling interests in consolidated subsidiaries	118	—	207,245	124,728	—	332,091	—	332,091
Total Permanent Equity	7,297,887	824,182	1,854,590	1,056,223	(4,161,068)	6,871,814	—	6,871,814
Total Liabilities and Equity	$18,365,683	$2,822,068	$2,757,111	$1,740,198	$234,612	$25,919,672	$38,314,178	$64,233,850